UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2025

Logan Ridge Finance Corporation
(Exact name of Registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York	,	New York	10022
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number, including area code): (212) 891-2880
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LRFC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 20, 2025, Logan Ridge Finance Corporation (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved one proposal as set forth below. The proposal is described in detail in the definitive proxy statement for the Special Meeting as filed by Portman Ridge Finance Corporation (“PTMN”) with the Securities and Exchange Commission on May 13, 2025.
Proposal: The Company’s stockholders approved the merger of Portman Ridge Merger Sub Inc., a Maryland corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”) with and into the Company (the “Merger”), with the Company continuing as the surviving company and as a wholly-owned subsidiary of PTMN pursuant to the Agreement and Plan of Merger, dated as of January 29, 2025 (the “Merger Agreement”), by and among the Company; Merger Sub; PTMN; solely for the limited purposes therein, Mount Logan Management, LLC, a Delaware limited liability company and the external investment adviser to the Company; and, solely for the limited purposes therein, Sierra Crest Investment Management, LLC, a Delaware limited liability company and the external investment adviser to PTMN. Immediately after the effectiveness of the Merger, the Company will merge with and into PTMN, with PTMN continuing as the surviving company. The Company’s stockholders approved the Merger based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,628,011	192,390	4,695	0
Item 7.01. Regulation FD Disclosure.
On June 20, 2025, the Company issued a press release announcing that the stockholders of the Company have approved the proposal related to the previously announced merger of the Company into PTMN at the Special Meeting. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated June 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: June 20, 2025